SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                   FORM 8-K/A


                        AMENDMENT NO. 2 TO CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2002


                                UNIT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Oklahoma                   1-9260                   73-1283193
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification No.)


                        1000 Kensington Tower, Suite 1000
                              Tulsa, Oklahoma 74136
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  918/493-7700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (Not Applicable)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


     The undersigned hereby amends its Form 8-K filed August 27, 2002 to include the related pro forma financial information for the twelve months ended
December 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

         Provided in the original Amended Form 8-K/A filed on September 20, 2002.

     (b) Pro Forma Financial Information

                                                               Page in
         Pro Forma Financial Information                     This Report
         ------------------------------------------          -----------

         Set forth below is the pro forma financial information appearing in this report:

              Unaudited Pro Forma Consolidated Condensed
                Statement of Operations for the Twelve Months
                Ended December 31, 2002 . . . . . . . . . . . . .P-1
              Notes to Unaudited Pro Forma Consolidated
                Condensed Statement of Operations . . . . . . . .P-2
              Signatures. . . . . . . . . . . . . . . . . . . . .P-5

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

         Provided in the original Ammended Form 8-K/A filed on September 20, 2002.


     (b) Pro Forma Financial Information

                        UNIT CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 2002


                                              CDC
                                            Drilling
                                            Company    Pro Forma
                                  Unit      Combined  Adjustments
                               Corporation  (Note 2)    (Note 3)      Pro Forma
                               ----------  ----------  ----------     ----------
                                    (In thousands except per share amounts)
Revenues:
    Contract drilling          $ 118,173   $  27,865   $     -        $ 146,038
    Oil and natural gas           67,959         -           -           67,959
    Other                          1,504         304         -            1,808
                               ----------  ----------  ----------     ----------
            Total revenues       187,636      28,169         -          215,805
                               ----------  ----------  ----------     ----------

Expenses:
    Contract drilling:
        Operating costs           91,338      24,408       3,942  (a)   119,688
        Depreciation              14,684       4,941        (597) (b)    19,028
    Oil and natural gas:
        Operating costs           20,795         -           -           20,795
        Depreciation,
          depletion
          and amortization        23,338         -           -           23,338
    General and administrative     8,712       4,191      (4,191) (a)     8,712
    Interest                         973         461        (359) (c)     1,075
                               ----------  ----------  ----------     ----------
            Total expenses       159,840      34,001      (1,205)       192,636
                               ----------  ----------  ----------     ----------
Income (Loss) Before Income
  Taxes                           27,796      (5,832)      1,205         23,169
                               ----------  ----------  ----------     ----------
Income Tax Expense (Benefit)       9,552      (2,161)        458  (d)     7,849
                               ----------  ----------  ----------     ----------
Net Income (Loss)              $  18,244   $  (3,671)  $     747      $  15,320
                               ==========  ==========  ==========     ==========

Net Income Per Common
  Share (Note 4):
    Basic                      $    0.47                              $    0.35
                               ==========                             ==========
    Diluted                    $    0.47                              $    0.35
                               ==========                             ==========



        The accompanying notes are an integral part of the unaudited pro forma consolidated condensed statement of operations.

                        UNIT CORPORATION AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

NOTE 1 - THE ACQUISITION
------------------------

     On August 15, 2002, Unit Corporation completed the acquisition of CREC Rig Acquisition Company LLC and CDC Drilling Company (combined "CDC"). Both of the acquisitions were stock purchase transactions. Under the terms of these transactions (the "CDC Acquisition"), Unit issued 6,819,748 shares of common stock and paid $3,813,053 for all the outstanding shares of CREC Rig Acquisition Company LLC and issued 400,252 shares of common stock and paid $686,947 for all the outstanding shares of CDC Drilling Company. The consideration paid in both transactions was determined through arms-length negotiations between the parties.

     The calculation and allocation of the total consideration paid for the acquisition are as follows (in thousands):

        Calculation of Consideration Paid:

            Unit Corporation common stock
              (7,220,000 shares at $16.96556 per share)    $ 122,491
            Cash                                               4,500
                                                           ----------
                 Total consideration                       $ 126,991
                                                           ==========

        Allocation of Total Consideration Paid:

            Equipment                                      $ 117,130
            Deferred tax asset                                 2,155
            Goodwill                                           7,706
                                                           ----------
                Total consideration                        $ 126,991
                                                           ==========

NOTE 2 - BASIS OF PRESENTATION
------------------------------

     The accompanying unaudited Pro Forma Consolidated Condensed Statement of Operations are presented to reflect the consummation of the CDC Acquisition. The unaudited Pro Forma Consolidated Condensed Statements of Operations are presented as if the acquisition occurred on January 1, 2002 and may not be indicative of the results that would have occurred if the acquisition had been effective on the date indicated or of the results that may be obtained in the future. Since CDC had a fiscal year end of June 30, CDC's Combined results of operations for the twelve months ended December 31, 2002 were derived from unaudited information for the seven months and fourteen days ended August 14, 2002. The accompanying unaudited pro forma consolidated condensed statement of operations should be read in conjunction with the historical financial statements and notes to financial statements of both Unit Corporation and CDC Drilling Company.

NOTE 3 - PRO FORMA ADJUSTMENTS
------------------------------

     The accompanying unaudited Pro Forma Consolidated Condensed Statement of Operations include the following adjustments:


       (a) Adjustments were made to reduce general and administrative expense for amounts CDC was billed for services provided by Kaiser-Francis for management and administrative functions, including accounting, data processing and human resources administration. Employees already working in the same capacity for Unit's existing rig fleet will provide these services. The remaining directly related general and administrative expense was reclassified to drilling operating expense to conform with Unit Corporation's financial statements.

       (b) Adjustment provides depreciation expense computed on the $117,130,000 fair market value of the acquired assets. Depreciation and amortization of drilling equipment was calculated using the units-of-production method based on a useful life of 15 years for the acquired rigs, including a minimum provision of 20 percent of the active depreciation rate when the equipment is idle. Depreciation for drill pipe and drill collars was calculated using the composite method, which calculates depreciation by footage actually drilled compared to total estimated remaining footage. Depreciation of other property and equipment was computed using the straight-line method over the estimated useful lives of the assets ranging from 3 to 10 years.

                        UNIT CORPORATION AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS -
     CONTINUED

       (c) Interest expense was adjusted to reflect the interest on the $4.5 million in additional long-term debt incurred in the acquisition less the debt on note payable to shareholder.

       (d) The adjustment to income tax expense represents the increase in taxes associated with the pro forma adjustments based on the statutory (federal and state) tax rate.

NOTE 4 - NET INCOME PER COMMON SHARE
------------------------------------

     The following data shows the amounts used in computing earnings per share.

                                    For the Twelve Months Ended
                                         December 31, 2002
                            -------------------------------------------
                                                               WEIGHTED
                                INCOME          SHARES        PER-SHARE
                             (NUMERATOR)     (DENOMINATOR)      AMOUNT
                            --------------   -------------   ------------
   Basic Earnings per
     Common Share           $  18,244,000      38,844,000

   Effect of Pro Forma
     Adjustments               (2,924,000)      4,470,000
                            --------------   -------------
   Basic Pro Forma
     Earnings per Common
     Share                     15,320,000      43,314,000    $      0.35
                                                             ============
   Effect of Dilutive
     Stock Options                  -             268,000
                            --------------   -------------
   Diluted Pro Forma
     Earnings per
     Common Share           $  15,320,000      43,582,000    $      0.35
                            ==============   =============   ============

     Options to purchase 198,500 shares of common stock at an average price of $19.01 were excluded from the computation of diluted pro forma earnings per share because the option exercise prices were greater than the average market price on common shares for the twelve months ended December 31, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UNIT CORPORATION


Dated: December 9, 2003                     By:  /s/  MARK E. SCHELL
                                               ----------------------------
                                               Mark E. Schell
                                               Senior Vice President


































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